Atlas Funds
Supplement dated September 30, 2005, to
Statement of Additional Information dated April 30, 2005

Effective September 6, 2005, Jerome A. Gitt resigned from the Board of Trustees of Atlas Funds.

Liquidation of U.S. Treasury Money Fund:

At a Board meeting held on August 16, 2005, the Board of Trustees of Atlas Funds voted to liquidate the U.S. Treasury Money Fund (“Treasury Money Fund”) on or about November 30, 2005. Effective September 15, 2005, shares of the Treasury Money Fund will no longer be available for sale (except for the reinvestment of dividends and distributions). Current Shareholders may exchange their Treasury Money Fund shares for shares of any other Atlas Fund as described in and subject to any restrictions set forth in the Prospectus. Current shareholders in the Treasury Money Fund may also redeem their shares of the Treasury Money Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Any remaining shareholders of the Treasury Money Fund on the date of liquidation will receive a distribution in liquidation of the Treasury Money Fund.

Effective October 1, 2005, Rajeev Bhaman will be responsible for the day-to-day management of the Global Growth Fund. On that date, references to William L. Wilby in the Statement of Additional Information should be removed.

On Page 4 of the Statement of Additional Information, Paragraph 4 of the section titled “U.S. Government and Mortgage Securities” is replaced with the following:

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

On Page 6 of the Statement of Additional Information, the paragraph under the section titled “Dollar Reverse Repurchase And Reverse Dollar Reverse Repurchase Agreements (Dollar-Rolls)” is replaced with the following:

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

On Page 11 of the Statement of Additional Information, Paragraph 5 of the section titled “Futures Contracts and Options on Futures Contracts, Subsection 1. Interest Rate and Currency Futures Transactions (All Bond and Stock Funds are eligible to use these Transactions)” is replaced with the following:

The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset - the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund, the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund) of its net asset value.

Effective July 1, 2005, pursuant to Atlas Funds’ manager of managers exemption, the Board of Trustees of Atlas Funds approved the appointment of OppenheimerFunds, Inc. to replace Madison Investment Advisors, Inc., as Sub-Adviser to the American Enterprise Bond Fund.

On Page 58 of the Statement of Additional Information, the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is amended to include the following:

Effective July 1, 2005, OppenheimerFunds, Inc. is the new investment Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under the new sub-advisory agreement, Atlas Advisers pays the new Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas American Enterprise Bond Fund	.18% on daily net assets

On page 64 of the Statement of Additional Information, the disclosure under OppenheimerFunds, Inc. under the section titled “Sub-Advisers” is replaced with the following:

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Trust with respect to the Global Growth, Growth Opportunities, and the Strategic Income Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004, as Sub-Adviser to the U.S. Government and Mortgage Securities Fund pursuant to a Sub-Advisory Agreement dated March 1, 2005 and as Sub-Adviser to the American Enterprise Bond Fund pursuant to a Sub-Advisory Agreement dated July 1, 2005. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2002, 2003 and 2004, Oppenheimer received sub-advisory fees in the amount of $1,732,718, $1,638,477 and $2,255,532 respectively.

William L. Wilby and Rajeev Bhaman are responsible for the day-to-day management of the Global Growth Fund. Christopher Leavy and David Poiesz are responsible for the day-to-day management of the Growth Opportunities Fund. Arthur P. Steinmetz is responsible for the day-to-day management of the Strategic Income Fund. Angelo Manioudakis, Benjamin J. Gord and Geoffrey Caan are responsible for the day-to-day management of the U.S. Government and Mortgage Securities Fund. Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, Charles Moon and Antulio Bomfim are responsible for the day-to-day management of the American Enterprise Bond Fund. Messrs. Wilby, Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord, Caan, Moon and Bomfim are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

William L. Wilby	15	$19,335,900,000	2	$71,100,000	0	$0
Rajeev Bhaman	15	$19,335,900,000	2	$71,100,000	0	$0
Christopher Leavy	14	$7,195,100,000	1	$18,800,000	0	$0
David Poiesz	4	$4,610,700,000	0	$0	0	$0
Arthur Steinmetz	9	$10,131,200	3	$48,800,000	4	$1,140,000
Angelo Manioudakis	17	$8,911,800,000	5	$152,900,000	1	$38,000,000
Benjamin J. Gord	8	$4,857,200,000	3	$116,000,000	1	$38,000,000
Geoffrey Caan	8	$4,857,200,000	3	$116,000,000	1	$38,000,000
Charles Moon	14	$11,446,921,272.00	6	$170,474,328.00	1	$39,100,000.00
Antulio Bomfim	14	$11,446,921,272.00	6	$170,474,328.00	1	$39,100,000.00

In addition, advisory fees for one Registered Investment Company overseen by Mr. Wilby and Mr. Bhaman is based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

William L. Wilby	1	$189,200,000	0	$0	0	$0
Rajeev Bhaman	1	$189,200,000	0	$0	0	$0

The information in the above tables for all individuals except Messrs. Moon and Bomfim is as of December 31, 2004. Messrs. Moon and Bomfim’s information is as of April 28, 2005.

As indicated above, Messrs. Wilby, Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord, Caan, Moon and Bomfim also manage other funds and/or accounts. Potentially, at times, those responsibilities could conflict with the interests of the Atlas fund each manages. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Atlas fund’s investment objectives and strategies. For example one of the portfolio managers may need to allocate investment opportunities between the Atlas fund he manages and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Atlas fund he manages. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of an Atlas fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the Atlas funds, fairly and equitably, and are designed to preclude the Oppenheimer portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, an Oppenheimer portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Atlas fund he manages, or he may manage funds or accounts with different investment objectives and strategies.

The Oppenheimer portfolio managers are employed and compensated by Oppenheimer, not the funds. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Oppenheimer portfolio managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against, an appropriate Lipper benchmark selected by management. The applicable benchmark for the Global Growth Fund is Lipper Global Multi-Cap Growth Funds, the benchmark for the Growth Opportunities Fund is Lipper Large Cap Core Funds, the benchmark for the Strategic Income Fund is Lipper Multi-Sector Income Funds, the benchmark for the U.S. Government and Mortgage Securities Fund is Lipper U.S. Mortgage classification and the benchmark for the American Enterprise Bond Fund is Lipper Intermediate Investment Grade Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the Portfolio Managers. The compensation structures of certain accounts managed by Messrs. Wilby, Bhaman, Leavy, Poiesz, Manioudakis, Gord, Caan, Moon, Bomfim and Steinmetz is the same as the compensation structure of the Atlas funds, described above. The compensation structure of other portfolios managed by two of the Portfolio Managers is different from the compensation structure of the Atlas Funds, described above.

As of December 31, 2004, Messrs. Wilby, Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord and Caan did not beneficially own any shares of the Atlas Funds they manage. As of April 28, 2005, Messrs. Moon and Bomfim did not beneficially own any shares of the Atlas Fund they manage.

Effective October 1, 2005, references to William L. Wilby in the above disclosure should be removed.

On page 80 of the Statement of Additional Information, the section titled “PURCHASE, REDEMPTION AND PRICING OF SHARES,” subsection “Stock and Bond Funds” is amended to include the following after the last paragraph:

With regard to the S&P 500 Index Fund, in determining the Master Portfolio’s net asset value, the Master Portfolio’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share.

BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing services valuation matrix may be considered a market valuation.